SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                FORM 8-K/A
                             (AMENDMENT NO. 1)
                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


           Date of Report:  December 7, 2001 (November 13, 2001)
                     (Date of earliest event reported)


                           ZIMMER HOLDINGS, INC.
          (Exact name of registrant as specified in its charter)


Delaware                      001-16407                 13-4151777
(State or other              (Commission              (IRS Employer
jurisdiction of              File Number)         Identification No.)
incorporation)


               345 East Main Street, Warsaw, Indiana  46580
                 (Address of principal executive offices)


Registrant's telephone number, including area code:  219/267-6131


Former name or former address, if changed since last report:  N/A

This amendment is being filed to include an exhibit that was inadvertently omitted from the original Form 8-K dated November 13, 2001.


Item 7.  Financial Statements and Exhibits

          Financial Statements

               None

          Exhibits


10.1 Contribution and Distribution Agreement between Bristol-Myers Squibb Company and Zimmer Holdings, Inc., dated as of August 6, 2001 (Schedules have been omitted. Copies shall be submitted to the Commission upon request)


                                  SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              ZIMMER HOLDINGS, INC.

Dated:  December 7, 2001

                         By:    /s/ Paul D. Schoenle

                                Name:   Paul D. Schoenle
                                Title:  Vice President and Senior Counsel

                                EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

  10.1 Contribution and Distribution Agreement between Bristol-Myers Squibb Company and Zimmer Holdings, Inc., dated as of August 6, 2001 (Schedules have been omitted. Copies shall be submitted to the Commission upon request)